                                                                   Exhibit 10.1

                            SENDTEC ACQUISITION CORP.
                         877 Executive Center Drive West
                                    Suite 300
                          St. Petersburg, Florida 33702

                            RELATIONSERVE MEDIA, INC.
                            6700 North Andrews Avenue
                         Fort Lauderdale, Florida 33309
                                February 3, 2006

To the Purchasers Under
The Securities Purchase Agreement
Dated as of October 31, 2005

Re:  Securities Purchase Agreement dated as of October 31, 2005

Ladies and Gentlemen:

Reference is made to the Securities Purchase Agreement (the "PURCHASE
AGREEMENT"), dated as of October 31, 2005, among SendTec Acquisition Corp., a
Delaware corporation ("STAC"), RelationServe Media, Inc., a Delaware corporation
(the "COMPANY"), and each purchaser identified on the signature pages thereto
(each, including its successors and assigns, a "PURCHASER" and collectively the
"PURCHASERS") and Christiana Corporate Services, Inc., a Delaware corporation, in its capacity as administrative agent for the Purchasers (together with its successors and assigns in such capacity, the "Agent"), and the transactions contemplated thereby. Capitalized terms used in and not otherwise defined in this letter shall have the meanings ascribed to them in the Purchase Agreement.

In connection with and effective upon the closing of the Consolidation to be effected today pursuant to the Purchase Agreement, STAC, the Company and the
Purchasers agree as follows:

1. STAC has not and will not satisfy the covenants set forth in Section 4.21(b)
of the Purchase Agreement to have minimum EBITDA for the fourth quarter of 2005 and fiscal year 2005 of $1,725,000 and $5,200,000 and therefore, the minimum
EBITDA for the fourth quarter shall be $650,000 and for fiscal year 2005 shall be $4,350,000. Further, following the closing of the Consolidation, the financial covenants under Section 4.21 will be of no further force and effect.

2. The Company financial covenant targets set forth in Schedules 4.22(a), (b)
and (c) of the Purchase Agreement are restated in their entirety as set forth in the amended Schedules 4.22(a), (b) and (c) attached to this letter agreement.

3. Sunrise Equity Partners, L.P., has indicated its interest in a subscription and purchase of $750,000.00 of Company Common Stock (500,000 shares at $1.50 per share) to close contemporaneously with the Consolidation ("Investment") pursuant to a stock purchase agreement, including the provision of rights to "piggy-back"
registration of such Company Common Stock to be effected upon the filing of the
Registration Statement. The use of proceeds from the Investment will be to repurchase approximately an equal amount of shares owned by Scott Hirsch or his affiliates as required in the Consolidation. The Required Purchasers hereby consent to the Investment upon the terms and conditions described herein with such immaterial changes and revisions as the officer executing the same shall determine, PROVIDED, HOWEVER, that there shall be no change in the number of shares or price of the Investment. The Required Purchasers also waive compliance with the provisions of Section 4.15, "Participation in Future Financing," and
Section 4.16, "Subsequent Equity Sales" solely with respect to the Investment.

4. In addition, for the absence of doubt and for the purpose of satisfaction of any covenants, conditions, or restrictions in or relating to the Purchase
Agreement, or applicable to the Company or STAC, as now in effect or as may hereafter be modified or amended, the amount of any non-cash charges associated with the Investment shall be included (added back) in any calculations of such amounts.

5. (a) In consideration of the Purchasers (i) forbearing to call a covenant default or breach of Section 4.21(b) of the Purchase Agreement, (ii) agreeing to amend Schedules 4.22(a), (b) and (c) of the Purchase Agreement and (iii)
consenting to the Investment and waiving the provisions of Sections 4.15 and
4.16, the Company shall issue 525,000 shares (the "Shares") of its common stock, par value $0.001 per share (the "Common Stock"), pro rata to the Purchasers in accordance with their respective ownership of the principal amounts of the STAC
Debentures, at the closing of the Consolidation being effected today, as set forth next to their name on the signature page hereto.

      (b) Certificates for the Shares, duly registered in the names of the
Purchasers and containing the necessary restrictive legends, shall be delivered to Morrison & Foerster LLP by the close of business on the Consolidation Date for delivery to the respective Purchasers.

      (c) The Shares shall be included in the "Registrable Securities" as defined in and pursuant to the Company Registration Rights Agreement, the form of which is attached as Exhibit D to the Purchase Agreement, and the final version of which shall be executed and delivered in connection with the closing of the Consolidation.

6. Except as specifically set forth in this letter agreement, the covenants, terms and provisions of the Purchase Agreement and the other Transaction
Documents remain in full force and effect and the Purchasers have not waived, or agreed to the amendment of, any other provisions thereof. In no event shall this letter, any other action undertaken pursuant to the Purchase Agreement or the other Transaction Documents, or any inaction by Agent or the Purchasers constitute (i) a waiver, estoppel or agreement to forbear (except as specifically set forth herein) with respect to Agent's and the Purchasers'

rights, defenses, remedies, or privileges at law or in equity under the Purchase
Agreement, the other Transaction Documents or otherwise; or (ii) a waiver of any
Default or Event of Default under the STAC Debentures. No delay by Agent or the
Purchaser in exercising any of their respective rights or remedies shall operate as a waiver of any rights or remedies that Agent or the Purchasers may have.

      This letter agreement shall be effective upon execution and delivery thereof by STAC, the Company and the holders of 75% of the principal amount of the Debentures.

                                SENDTEC ACQUISITION CORP.

                                By: /s/ Paul Soltoff
                                    --------------------------------------------
                                   Name: Paul Soltoff
                                   Title: CEO

                                RELATIONSERVE MEDIA, INC.

                                By: /s/ Shawn McNamara
                                    --------------------------------------------
                                   Name: Shawn McNamara
                                   Title: CEO

AGREED AND ACCEPTED                     SHARES OF RSVM COMMON TO BE RECEIVED

LB I GROUP INC.                         150,215 shares
($10 million principal amount)

By: /s/ Eric C. Salzman
    -----------------------------------
    Name: Eric C. Salzman
    Title: SVP 3 Feb. 2006

ALEXANDRA GLOBAL MASTER FUND, LTD.        75,107 shares
($5 million principal amount)

By:
    -----------------------------------
    Name:
    Title:

CAMOFI MASTER LDC                         30,043 shares
($2 million principal amount)

By: /s/
    -----------------------------------
    Name:
    Title: Director

JGB CAPITAL, L.P.                         11,266 shares
($750 million principal amount)

By: JGB Management Inc, as General Partner

By: /s/ Brett Cohen
    -----------------------------------
    Name: Brett Cohen
    Title: President JGB Management, Inc., as General Partner

MELLON HBV MASTER U.S. EVENT
DRIVEN FUND L.P.                         22,532 shares
($1.5 million principal amount)

By: /s/
    -----------------------------------
    Name:
    Title: Managing Director

MELLON HBV MASTER GLOBAL EVENT            67,597 shares
    DRIVEN FUND LP
($4.5 million principal amount)

By: /s/
    -----------------------------------
    Name:
    Title: Managing Director

PALISADES MASTER FUND LP                  60,086 shares
($4 million principal amount)

By: /s/  Andrew Reckles
    -----------------------------------
    Name: Andrew Reckles
    Title: General Partner

PORTSIDE GROWTH AND OPPORTUNITY FUND      30,043 shares
($2 million principal amount)

By: /s/
    -----------------------------------
    Name:
    Title:

By:                                        31,004 shares
    -----------------------------------
    Mark Salter

     ($200,000 principal amount)

SDS CAPITAL GROUP                         60,086 shares
SPC LTD.

($4 million principal amount)

By: /s/ Steve Derby
    -----------------------------------
    Name: Steve Derby
    Title: Director

RHP MASTER FUND, LTD/                    15,021 shares
($1 million principal amount)

By: /s/
    -----------------------------------
    Name:
    Title: